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                                                        EXHIBIT 10.8(d)


               THIRD AMENDMENT TO CHANGE IN CONTROL AGREEMENT
                             OF JACK W. EUGSTER


     AMENDMENT dated as of December 3, 1996 to the Change in Control Agreement (the "Change in Control Agreement" formerly called Employment Agreement) dated as of August 25, 1988 and as amended January 22, 1992 and November 27, 1995, by and among The Musicland Group, Inc., a Delaware corporation (the "Company"), Musicland Stores Corporation, a Delaware corporation (the "Parent") and Jack W. Eugster of Excelsior, Minnesota (the "Executive").

     WHEREAS, the Board of Directors, on behalf of the Company and the Parent, and the Executive have determined it to be in their mutual best interests to amend the Change in Control Agreement in certain respects;

     NOW, THEREFORE, BE IT RESOLVED, that the Change of Control Agreement shall be amended as follows:

     Paragraph 1.02, definition of "Change of Control," subparagraph (a) is hereby amended by deleting the phrase "and are publicly traded on a recognized securities exchange."

     IN WITNESS WHEREOF, the undersigned have executed this Third Amendment of Change in Control Agreement as of the date set forth above.


                                  THE MUSICLAND GROUP, INC.

                                  By:   /s/ Reid Johnson
                                    ------------------------------
                                        Reid Johnson
                                  Its:  Executive Vice President and CFO


                                  MUSICLAND STORES CORPORATION

                                  By:   /s/ Reid Johnson
                                    ------------------------------
                                        Reid Johnson
                                  Its:  Executive Vice President and CFO


                                  EXECUTIVE

                                        /s/ Jack W. Eugster
                                    ------------------------------
                                        Jack W. Eugster